Exhibit 99.3

INDEX TO PRO FORMA FINANCIAL STATEMENTS

Carey Watermark Investors Incorporated:

Pro Forma Condensed Consolidated Financial Information

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2012 (Unaudited)	3
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 (Unaudited)	4
Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2012 (Unaudited)	5
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	6

CAREY WATERMARK INVESTORS INCORPORATED

The pro forma condensed consolidated financial statements of Carey Watermark Investors Incorporated (“we, us, and our”), which are unaudited, have been prepared based on our historical financial statements. Our pro forma condensed consolidated balance sheet as of June 30, 2012 has been prepared as if the significant investment entered into during the third quarter of 2012 (noted herein) had been entered into as of June 30, 2012. The pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and six months ended June 30, 2012 have been prepared as if the significant investments and the related financings (noted herein) had occurred on January 1, 2011. In addition, adjustments have been recorded to reflect asset management expense incurred related to each of these acquisitions. Pro forma adjustments are intended to reflect what the effect would have been, had we held our ownership interests as of January 1, 2011, less amounts which have been recorded in the historical consolidated statements of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made. The pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the six months ended June 30, 2012.

The pro forma information is not necessarily indicative of the financial condition or results of operations had the investments occurred on January 1, 2011, nor are they necessarily indicative of the financial position, cash flows or results of operations of future periods. In addition, the provisional acquisition accounting is preliminary and therefore subject to change. Those changes could have a material effect on the financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2012

(Unaudited)

		Pro Forma
	Historical	Adjustments		Pro Forma

Assets
Investments in real estate:
Hotels, at cost	$30,084,500	$24,670,000	A	$54,754,500
Accumulated depreciation	(85,025)	-		(85,025)
Net investments in hotels	29,999,475	24,670,000		54,669,475
Equity investments in real estate	32,792,298	-		32,792,298
Net investments in real estate	62,791,773	24,670,000		87,461,773
Intangible assets	-	21,325	A	21,325
Cash and cash equivalents	25,303,470	(4,645,637)	A	19,726,169
		200,000	A
		(1,131,664)	A
Due from affiliates	74,824	-		74,824
Accounts receivable	217,193	-		217,193
Restricted cash	3,913,574	1,700,776	A	5,614,350
Other assets	860,949	261,366	A	1,382,315
		260,000	A/ B
Total assets	$93,161,783	$21,336,166		$114,497,949

Liabilities and Equity
Liabilities:
Limited and non-recourse debt	$18,930,581	$17,730,000	A	$36,660,581
Accounts payable, accrued expenses and other liabilities	1,625,727	694,401	A	2,320,128
Due to affiliates	1,025,833	-		1,025,833

Distributions payable	914,003	-		914,003
Total liabilities	22,496,144	18,424,401		40,920,545

Commitments and contingencies

Equity:
Common stock	8,496	-		8,496
Additional paid-in capital	75,329,666	-		75,329,666
Distributions in excess of accumulated losses	(5,728,999)	3,816,019	A	(2,817,234)
		(1,131,664)	A
		227,410	A
Accumulated other comprehensive income	3,670	-		3,670
Less: Treasury stock, at cost	(18,000)	-		(18,000)
Total Carey Watermark Investors Incorporated shareholders’ equity	69,594,833	2,911,765		72,506,598
Noncontrolling interest	1,070,806	227,410	A	1,070,806
		(227,410)	A
Total equity	70,665,639	2,911,765		73,577,404
Total liabilities and equity	$93,161,783	$21,336,166		$114,497,949

The accompanying notes are an integral part of these pro forma consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

(Unaudited)

		Pro Forma Adjustments
								(Weighted
	Historical	(Hampton Inn)		(Hilton Garden Inn)		(Arrowhead)		Average Shares)		Pro Forma

Hotel Revenue
Rooms, net	$-	$3,585,543	D	$5,911,216	D	$4,877,499	D			$14,374,258
Food and beverage	-	112,275	D	620,418	D	4,167,482	D			4,900,175
Other hotel income	-	-		951,534	D	1,621,896	D			2,573,430
	-	3,697,818		7,483,168		10,666,877				21,847,863

Operating Expenses
Hotel Expenses	-
Rooms	-	(774,096)	E	(2,003,077)	E	(1,317,446)	E			(4,094,619)
Food and beverage	-	-		(675,748)	E	(3,431,197)	E			(4,106,945)
Repairs and maintenance	-	(174,814)	E	(457,884)	E	(617,745)	E			(1,250,443)
Utilities	-	(238,866)	E	(291,923)	E	(478,194)	E			(1,008,983)
Sales and marketing	-	(466,422)	E	(697,684)	E	(714,030)	E			(1,878,136)
Management fees	-	(168,889)	E	(145,903)	E	(222,121)	E			(536,913)
General and administrative	-	(281,824)	E	(718,420)	E	(1,619,874)	E			(2,620,118)
Depreciation and amortization	-	(552,862)	E	(583,239)	E	(1,127,563)	E			(2,263,664)
Property taxes and insurance	-	(161,406)	E	(298,055)	E	(415,482)	E			(874,943)
Operating expenses	-	(123,780)	E	(735,111)	E	(931,457)	E			(1,790,348)
	-	(2,942,959)		(6,607,044)		(10,875,109)				(20,425,112)
Other Operating Expenses
General and administrative	(1,612,111)	-		-		-				(1,612,111)
Property expenses	(170,694)	(73,862)	F	(94,983)	F	(121,638)	F			(461,177)
	(1,782,805)	(73,862)		(94,983)		(121,638)				(2,073,288)

Other Income and (Expenses)
Income from equity investments in real estate	1,081,590	-		-		-				1,081,590
Interest expense	(10,642)	(402,036)	B	(587,627)	B	(864,667)	B			(1,864,972)

(Loss) income from operations before income taxes	(711,857)	278,961		193,514		(1,194,537)				(1,433,919)
Provision for income taxes	-	(79,704)	G	(69,823)	G	(143,697)	G			(293,224)

Net (loss) income	(711,857)	199,257		123,691		(1,338,234)				(1,727,143)
Loss attributable to noncontrolling interests	-	-		678,676	A	227,410	A			906,086
Net (loss) income attributable to CWI Stockholders	$(711,857)	$199,257		$802,367		$(1,110,824)				$(821,057)

Basic and diluted net loss per share attributable to CWI Stockholders	$(0.27)									$(0.10)

Basic and Diluted Weighted Average Shares Outstanding	2,630,328							5,893,619	H	8,523,947

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012

(Unaudited)

		Pro Forma Adjustments
								(Weighted
	Historical	(Hampton Inn)		(Hilton Garden Inn)		(Arrowhead)		Average Shares)	Pro Forma
Revenues
Hotel Revenue
Rooms	$758,227	$1,379,851	D	$3,194,670	D	$1,744,341	D		$7,077,089
Food and beverage	41,495	18,186	D	235,717	D	1,529,216	D		1,824,614
Other hotel income	46,598	40,067	D	278,115	D	814,294	D		1,179,074
	846,320	1,438,104		3,708,502		4,087,851			10,080,777

Other Revenue
Other real estate income	63,750	-		-		-			63,750
	910,070	1,438,104		3,708,502		4,087,851			10,144,527

Operating Expenses
Hotel Expenses
Rooms	(184,454)	(323,535)	E	(893,493)	E	(562,923)	E		(1,964,405)
Food and beverage	(4,047)	-		(294,596)	E	(1,383,230)	E		(1,681,873)
Operating expenses	(36,422)	(42,428)	E	(214,875)	E	(357,666)	E		(651,391)
Repairs and maintenance	(33,918)	(76,663)	E	(206,646)	E	(280,038)	E		(597,265)
Utilities	(39,881)	(79,268)	E	(117,366)	E	(254,010)	E		(490,525)
Sales and marketing	(96,591)	(195,463)	E	(329,333)	E	(434,652)	E		(1,056,039)
Management fees	(10,802)	(83,584)	E	(150,019)	E	(104,136)	E		(348,541)
General and administrative	(58,756)	(156,419)	E	(305,187)	E	(985,260)	E		(1,505,622)
Depreciation and amortization	(85,025)	(230,359)	E	(251,997)	E	(563,781)	E		(1,131,162)
Property taxes and insurance	(38,008)	(61,966)	E	(133,301)	E	(242,504)	E		(475,779)
	(587,904)	(1,249,685)		(2,896,813)		(5,168,200)			(9,902,602)

Other Operating Expenses
General and administrative	(2,821,713)	601,571	A	786,027	A	-			(1,434,115)
Property expenses	(187,069)	(30,994)	F	(41,423)	F	(60,652)	F		(320,138)
	(3,008,782)	570,577		744,604		(60,652)			(1,754,253)
Other Income and (Expenses)
Income from equity investments in real estate	416,762	-		-		-			416,762
Other expense	(135,125)	-		-		-			(135,125)
Interest expense	(75,576)	(166,322)	B	(258,547)	B	(432,333)	B		(932,778)
	206,061	(166,322)		(258,547)		(432,333)			(651,141)

(Loss) income from operations before income taxes	(2,480,555)	592,674		1,297,746		(1,573,334)			(2,163,469)
(Provision for) benefit from income taxes	(81,628)	(31,349)	G	(129,663)	G	234,626	G		(8,014)

Net (loss) income	(2,562,183)	561,325		1,168,083		(1,338,708)			(2,171,483)
Loss (income) attributable to noncontrolling interests	337,312	-		(276,315)	A	-	A		60,997
Net (loss) income attributable to CWI Stockholders	$(2,224,871)	$561,325		$891,768		$(1,338,708)			$(2,110,486)

Basic and diluted net loss per share attributable to CWI Stockholders	$(0.35)								$(0.25)

Basic and Diluted Weighted Average Shares Outstanding	6,330,633							2,193,314	8,523,947

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Note 1. Basis of Presentation

The pro forma condensed consolidated statement of operations for the year ended December 31, 2011 was derived from the historical audited consolidated financial statements as of and for the year ended December 31, 2011 included in our Annual Report on Form 10-K.  The pro forma condensed consolidated balance sheet as of June 30, 2012 and the pro forma condensed consolidated statement of operations for the six months ended June 30, 2012 were derived from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2012.

Note 2. Pro Forma Adjustments

A. Investments

On May 31, 2012, we completed the acquisition of the Hampton Inn (the “Hampton Inn”) from NMG-Braintree, LLC, an unaffiliated third party, for $12,500,000. The 4-story, 103-room select service hotel is located in Braintree, Massachusetts. The hotel is managed by StepStone Hospitality. In connection with this acquisition, we paid acquisition costs of $601,571. This acquisition is reflected in the historical balance sheet. Acquisition costs of $601,571 are included in the historical statement of operations for the six months ended June 30, 2012. We have reflected a pro forma adjustment to exclude these costs in our pro forma condensed consolidated financial statements.

On June 8, 2012, we obtained an 87.56% controlling interest in the Hilton Garden Inn New Orleans French Quarter/CBD venture (the “Hilton Garden Inn”) for a capital contribution of $9,910,000. The noncontrolling interest is held by HRI Properties (“HRI”), an unaffiliated third party and the former property owner. The 155-room select service hotel is located in New Orleans, Louisiana. The hotel is managed by HRI Lodging, Inc., an affiliate of HRI. Our investment was made in the form of a preferred equity interest that carries a cumulative preferred dividend of 8.5% per year and is senior to HRI’s equity interest. The noncontrolling interest was recorded at its fair value of $1,408,118. The venture, which we consolidate, acquired the property for $17,584,500 and paid acquisition costs of $786,027. This acquisition is reflected in the historical balance sheet. Our pro forma loss and (income) attributable to noncontrolling interests would have been approximately $678,676 and ($276,315), for the year ended December 31, 2011 and the six months ended June 30, 2012, respectively, based upon our cumulative 8.5% preferred dividend on our initial capital contribution. Acquisition costs of $786,027 are included in the historical statement of operations for the six months ended June 30, 2012. We have reflected a pro forma adjustment to exclude these costs in our pro forma condensed consolidated financial statements.

On July 9, 2012, we obtained a 97.35% controlling interest in the Lake Arrowhead Resort for total cash consideration of $8,344,857, including $3,203,778 of cash earmarked for future renovations and $495,442 for transaction costs. We expect to incur total renovation expense of $3,700,000. The noncontrolling interest is held by Fulton Village Green Investors, LLC (“FVGI”), an unaffiliated third party and the former property owner. The 173-room resort is located in Lake Arrowhead, California. The hotel is managed by Crescent Hotels and Resorts. Our investment was made in the form of a preferred equity interest on which our return is calculated, assuming the repayment of the $2,000,000 lender participation (Note B), as follows: (i) first, a cumulative non-compounded annual return of 12.0% on our initial contribution; (ii) second, 100% to us until such time we have earned a 25.0% internal rate of return with respect to our contribution and (iii) thereafter, 35.0% to us and 65.0% to our noncontrolling interest partner.

NOTES TO PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

(Unaudited)

The following table summarizes the preliminary estimated fair values of the assets acquired and liabilities assumed in the Lake Arrowhead Resort acquisition, based on the best estimates of management at the date of the acquisition. We are in the process of finalizing our assessment of the fair value of the assets acquired and liabilities assumed, accordingly, the fair values of these assets and liabilities and the impact to the bargain purchase gain are subject to change.

Acquisition Consideration:
Cash consideration	$4,645,637

Assets acquired at fair value:
Land	4,300,000
Building and building improvements	17,990,000
Furniture, fixtures & equipment	2,380,000
Investments in real estate	24,670,000
Intangible assets- in place lease	21,325
Cash acquired	200,000
Restricted cash (Note C)	1,700,776
Other assets- deferred financing costs (Note B)	260,000
Other assets	261,366
27,113,467

Liabilities assumed at fair value:
Non-recourse debt (Note B)	(17,730,000)
Accounts payable, accrued expenses and other liabilities	(694,401)
(18,424,401)

Fair value of amounts attributable to noncontrolling interest	(227,410)
Net assets acquired at fair value	8,461,656

Bargain purchase gain on acquisition	$(3,816,019)

Our capital contribution was comprised of the cash consideration noted above, $3,203,778 to be used for future renovations and $495,442 of the amount paid for transaction fees.

The pro forma adjustment on the balance sheet at June 30, 2012 reflects the noncontrolling interest at its estimated fair value of $227,410. The venture also expensed acquisition costs of $1,131,664 of which $227,410 were absorbed by the noncontrolling interest, which are reflected on the pro forma condensed consolidated balance sheet as of June 30, 2012.

Our pro forma loss attributable to noncontrolling interests would be approximately $227,410 and $0, for the year ended December 31, 2011 and the six months ended June 30, 2012, respectively, based upon our preferred equity interest calculation. The noncontrolling interest is not required to fund any losses upon depletion of its initial equity. The pro forma condensed consolidated statements of operations do not include acquisition costs of $1,131,664 or the bargain purchase gain described above. Had the acquisition costs been reflected in the pro forma condensed consolidated statements of operations and absorbed by the venture partner, the amount of losses absorbed by the venture partner during the periods presented would have been reduced up to the venture partner’s equity.

B. Debt

We acquired the Hampton Inn property through a wholly-owned, taxable real estate investment trust subsidiary, or TRS, and obtained a mortgage in the amount of up to $9,800,000, of which $7,930,581 was drawn upon purchase. The mortgage has an initial 36-month term plus options for two 12-month extensions and a maturity date of May 31, 2015. The interest rate is effectively fixed at 5.0% for the first 36 months. The loan is interest-only for the first 12 months and has a 25-year amortization period thereafter. We have reflected pro forma adjustments of $402,036 and $166,322 for the year ended December 31, 2011 and the six months ended June 30, 2012, respectively, in order to reflect what the expense would have been had the investment and related financing been made on January 1, 2011.

NOTES TO PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

(Unaudited)

We acquired the Hilton Garden Inn property through a wholly-owned TRS and obtained a non-recourse mortgage in the amount of $11,000,000. The mortgage requires monthly principal and interest payments beginning August 1, 2012 and has a 30-year amortization period thereafter. The interest rate is fixed at 5.3% and the maturity date is July 1, 2019. We have reflected pro forma adjustments of $587,627 and $258,547 for the year ended December 31, 2011 and the six months ended June 30, 2012, respectively, in order to reflect what the expense would have been had the investment and related financing been made on January 1, 2011.

We acquired the Lake Arrowhead Resort property through a wholly-owned TRS, subject to a mortgage, which we assumed. The mortgage has a 36-month term and a maturity date of July 1, 2015. The mortgage agreement allows early settlement at any time prior to maturity upon 60 days notice with no penalty at a discounted amount of up to $18,000,000 comprised of a discounted payoff of $16,000,000 and a lender participation payment of $2,000,000, provided there is no uncured event of default under the loan agreement. The loan is interest-only with an interest rate of 3.0% in year 1, 4.0% in year 2 and 6.0% in year 3. Upon assumption of the mortgage, we recorded a fair market value adjustment of $270,000. We also recorded a pro forma adjustment on the condensed consolidated balance sheet to reflect the cash payment of deferred financing costs of $260,000. We have reflected  pro forma adjustments of $864,667 and $432,333 for the year ended December 31, 2011 and the six months ended June 30, 2012, respectively, in order to reflect what the expense would have been, using the effective interest method, had the investment and related financing been made on January 1, 2011.

C. Restricted Cash

As part of the franchise agreement with Lake Arrowhead Resort, we are required to make renovations to the hotel. Accordingly, our subsidiary placed $1,700,776 into lender-held escrow accounts, of which $1,200,000 is to fund our commitment for renovations that are expected to be completed in early 2013.

D. Hotel Revenue

Pro forma adjustments for hotel revenues are derived from the financial statements of each of our investments. The pro forma adjustments for Hampton Inn and Hilton Garden Inn for the six months ended June 30, 2012 represent   revenues earned from January 1, 2012 to their respective acquisition dates and are as follows:

	Year Ended December 31, 2011
	Hampton Inn	Hilton Garden Inn	Arrowhead
Rooms	$3,585,543	$5,911,216	$4,877,499
Food and beverage	112,275	620,418	4,167,482
Other hotel income	-	951,534	1,621,896
	$3,697,818	$7,483,168	$10,666,877

	Six Months Ended June 30, 2012
	Hampton Inn	Hilton Garden Inn	Arrowhead
Rooms	$1,379,851	$3,194,670	$1,744,341
Food and beverage	18,186	235,717	1,529,216
Other hotel income	40,067	278,115	814,294
	$1,438,104	$3,708,502	$4,087,851

NOTES TO PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

(Unaudited)

E. Hotel Expenses

Pro forma adjustments for hotel expenses are as follows:

	Year Ended December 31, 2011

	Hampton Inn	Hilton Garden Inn	Arrowhead

Rooms	$(774,096)	$(2,003,077)	$(1,317,446)
Food and beverage	-	(675,748)	(3,431,197)
Operating expenses	(123,780)	(735,111)	(931,457)
Repairs and maintenance	(174,814)	(457,884)	(617,745)
Utilities	(238,866)	(291,923)	(478,194)
Sales and marketing	(466,422)	(697,684)	(714,030)
Management fees	(168,889)	(145,903)	(222,121)
General and administrative	(281,824)	(718,420)	(1,619,874)
Depreciation and amortization	(552,862)	(583,239)	(1,127,563)
Property taxes and insurance	(161,406)	(298,055)	(415,482)

	$(2,942,959)	$(6,607,044)	$(10,875,109)

	Six Months Ended June 30, 2012

	Hampton Inn	Hilton Garden Inn	Arrowhead

Rooms	$(323,535)	$(893,493)	$(562,923)
Food and beverage	-	(294,596)	(1,383,230)
Operating expenses	(42,428)	(214,875)	(357,666)
Repairs and maintenance	(76,663)	(206,646)	(280,038)
Utilities	(79,268)	(117,366)	(254,010)
Sales and marketing	(195,463)	(329,333)	(434,652)
Management fees	(83,584)	(150,019)	(104,136)
General and administrative	(156,419)	(305,187)	(985,260)
Depreciation and amortization	(230,359)	(251,997)	(563,781)
Property taxes and insurance	(61,966)	(133,301)	(242,504)

	$(1,249,685)	$(2,896,813)	$(5,168,200)

The pro forma adjustments for Hampton Inn and Hilton Garden Inn for the six months ended June 30, 2012 represent expenses incurred from January 1, 2012 to their respective acquisition dates. All pro forma adjustments for hotel expenses reflect expenses incurred by the property except for those related to depreciation and amortization. Pro forma adjustments reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using an estimated useful life not to exceed 40 years for building and building improvements, two to ten years for furniture, fixtures and equipment and approximately 14 years for intangible assets. Pro forma adjustments for depreciation and amortization related to the Lake Arrowhead Resort investment are based upon preliminary valuation data and are subject to change.

NOTES TO PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (CONTINUED)

(Unaudited)

F. Transactions with the Advisor

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average market value of our investments. Pro forma adjustments for asset management fees are reflected in property expenses in the accompanying pro forma condensed consolidated statements of operations in order to reflect what the fee would have been had the investments been made on January 1, 2011. The pro forma adjustments for Hampton Inn and Hilton Garden Inn for the six months ended June 30, 2012 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in the historical financial statements.

	Year Ended	Six Months Ended
	December 31, 2011	June 30, 2012

Hampton Inn	$(73,862)	$(30,994)
Hilton Garden Inn	(94,983)	(41,423)
Arrowhead	(121,638)	(60,652)

	$(290,483)	$(133,069)

G. Provision for Income Taxes

We have reflected pro forma adjustments related to each of our investments based upon estimated effective tax rates for each investment which take into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. These pro forma adjustments reflect what the income tax provisions would have been had the investments been made on January 1, 2011. The pro forma adjustments for Hampton Inn and Hilton Garden Inn for the six months ended June 30, 2012 represent incremental tax (expense) benefit that would have been incurred from January 1, 2011 through their respective dates of acquisition in addition to income tax expense presented in the historical financial statements.

	Year Ended	Six Months Ended
	December 31, 2011	June 30, 2012

Hampton Inn	$(79,704)	$(31,349)
Hilton Garden Inn	(69,823)	(129,663)
Arrowhead	(143,697)	234,626

	$(293,224)	$73,614

H. Weighted Average Shares

The funds raised in our offering are used primarily to fund our acquisition activity and, in our initial fundraising phase, to fund distributions to shareholders. The pro forma weighted average shares outstanding for the year ended December 31, 2011 and six months ended June 30, 2012 totaled 8,523,947 shares and were determined as if all shares issued since our inception through June 30, 2012 were issued on January 1, 2011.